Exhibit 10.111



                    AMENDED AND RESTATED INDENTURE OF TRUST

                           Dated as of July 9, 1996

                   READING & BATES DRILLING CO., as Borrower

                                    - and -

           READING & BATES EXPLORATION CO., as Subsidiary Guarantor

                                    - and -

                 HRB RIG CORPORATION, as Subsidiary Guarantor

                                    - and -

                           WILMINGTON TRUST COMPANY,
                                  as Trustee

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                               TABLE OF CONTENTS
                                                                          Page

INDENTURE OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . .  - 1 -
RECITALS OF THE BORROWER AND THE SUBSIDIARY GUARANTOR . . . . . . . . .  - 1 -
GRANTING CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 2 -

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION . . . . . . . .  - 3 -


Section 1.01.     Definitions . . . . . . . . . . . . . . . . . . . . .  - 3 -
Section 1.02.     Notices . . . . . . . . . . . . . . . . . . . . . . .  - 5 -
Section 1.03.     Waiver of Notice  . . . . . . . . . . . . . . . . . .  - 6 -
Section 1.04.     Effect of Headings; Table of Contents . . . . . . . .  - 6 -
Section 1.05.     Severability Clause; Further Assurances . . . . . . .  - 6 -
Section 1.06.     Governing Law; Jurisdiction . . . . . . . . . . . . .  - 6 -
Section 1.07.     Appointment of Process Agent  . . . . . . . . . . . .  - 6 -
Section 1.08.     Counterparts  . . . . . . . . . . . . . . . . . . . .  - 7 -
Section 1.09.     Survival  . . . . . . . . . . . . . . . . . . . . . .  - 7 -
Section 1.10.     No Transfer in Violation of Shipping Act  . . . . . .  - 7 -
Section 1.11.     Monies  of Trustee  Received by  the Borrower  and the
                        Subsidiary Guarantors . . . . . . . . . . . . .  - 7 -
Section 1.12.     Binding Effect  . . . . . . . . . . . . . . . . . . .  - 7 -

ARTICLE 2
REPRESENTATIONS, WARRANTIES AND COVENANTS . . . . . . . . . . . . . . .  - 7 -

Section 2.01  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 7 -
(a)   Organization and Existence  . . . . . . . . . . . . . . . . . . .  - 8 -
(b)   Power and Authority . . . . . . . . . . . . . . . . . . . . . . .  - 8 -
(c)   Due Authorization, Execution and Enforceability . . . . . . . . .  - 8 -
(d)   No Violations . . . . . . . . . . . . . . . . . . . . . . . . . .  - 8 -
(e)   Liens and Security Interests  . . . . . . . . . . . . . . . . . .  - 8 -
(f)   Notices of Defaults . . . . . . . . . . . . . . . . . . . . . . .  - 8 -

Section 2.02  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 8 -
(a)   Organization Existence  . . . . . . . . . . . . . . . . . . . . .  - 8 -
(b)   Power and Authority . . . . . . . . . . . . . . . . . . . . . . .  - 9 -
(c)   Due Authorization, Execution and Enforceability . . . . . . . . .  - 9 -
(d)   No Violations . . . . . . . . . . . . . . . . . . . . . . . . . .  - 9 -

ARTICLE 3
REMEDIES UPON AN EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . .  - 9 -

Section 3.01.     Remedies  . . . . . . . . . . . . . . . . . . . . . .  - 9 -
Section 3.02.     Suits for Enforcement by Trustee  . . . . . . . . . .  - 9 -
Section 3.03.     Enforcement of Claims by Trustee  . . . . . . . . . .  - 9 -
Section 3.04.     Application of Monies Collected After Default . . . . - 10 -

Section 3.05.     Rights and Remedies Cumulative  . . . . . . . . . . . - 10 -
Section 3.06.     Delay or Omission Not Waiver  . . . . . . . . . . . . - 10 -
Section 3.07.     Discontinuance of Enforcement Proceedings . . . . . . - 11 -
Section 3.08.     Control by the Required Banks . . . . . . . . . . . . - 11 -
Section 3.09.     Undertaking for Costs . . . . . . . . . . . . . . . . - 11 -
Section 3.10.     Waiver of Demand, etc . . . . . . . . . . . . . . . . - 11 -

ARTICLE 4
THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 12 -

Section 4.01.     Certain Duties and Liabilities  . . . . . . . . . . . - 12 -
Section 4.02.     Certain Rights of Trustee . . . . . . . . . . . . . . - 13 -
Section 4.03.     Not Responsible for Recitals  . . . . . . . . . . . . - 13 -
Section 4.04.     Money Held in Trust . . . . . . . . . . . . . . . . . - 14 -
Section 4.05.     Compensation, Reimbursement and Indemnification . . . - 14 -
Section 4.06.     Corporate Trustee Required; Eligibility . . . . . . . - 14 -
Section 4.07.     Disqualification,  Removal  or   Resignation  of   the
                        Trustee; Successor Trustees . . . . . . . . . . - 15 -
Section 4.08.     Co-trustees and Separate Trustees . . . . . . . . . . - 17 -

ARTICLE 5
SATISFACTION AND DISCHARGE  . . . . . . . . . . . . . . . . . . . . . . - 18 -

Section 5.01.     General . . . . . . . . . . . . . . . . . . . . . . . - 18 -
Section 5.02.     Survival of Certain Obligations . . . . . . . . . . . - 18 -

ARTICLE 6
SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . . . . . - 18 -

Section 6.01.     Waivers  and Supplemental  Indentures with  Consent of
                        Banks . . . . . . . . . . . . . . . . . . . . . - 18 -
Section 6.02.     Execution of Supplemental Indentures  . . . . . . . . - 18 -
Section 6.03.     Effect of Supplemental Indentures . . . . . . . . . . - 19 -

ARTICLE 7
INSTRUCTIONS OF THE AGENT OR REQUIRED BANKS . . . . . . . . . . . . . . - 19 -

Section 7.01.     Instructions of the Agent or Required Banks.  . . . . - 19 -

ARTICLE 8
LIMITATION OF LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . - 19 -

Section 8.01.     Limitation of Liability of Wilmington Trust Company.  - 19 -

==============================================================================

                               INDENTURE OF TRUST


      THIS AMENDED AND RESTATED INDENTURE OF TRUST (this "Indenture") dated as of July 9, 1996, among (i) READING & BATES DRILLING CO., an Oklahoma corporation as borrower (the "Borrower"); (ii) READING & BATES EXPLORATION CO., an Oklahoma corporation as subsidiary guarantor, ("Exploration") and HRB RIG CORPORATION, an Oklahoma corporation as subsidiary guarantor ("HRB" and together with Exploration collectively the "Subsidiary Guarantors"); and (iii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as indenture trustee (the "Trustee").

             RECITALS OF THE BORROWER AND THE SUBSIDIARY GUARANTOR

      A. By a Credit Agreement dated as of April 30, 1996 ( as amended, restated or supplemented from time to time, the "Credit Agreement") among Reading & Bates Corporation, a Delaware corporation, as guarantor ("Holdings"), the Borrower, the banks party thereto (the "Banks"), Credit Lyonnais New York Branch, as co-agent, and Christiania Bank og Kreditkasse, New York branch, as agent (the "Agent"), the Banks made available to the Borrower upon the terms and conditions therein described a reducing revolving credit facility (the "Facility") in an aggregate amount at any time outstanding of One Hundred Million United States Dollars (US$100,000,000) providing for the making of Loans (as defined in the Credit Agreement) evidenced by a promissory note of the Borrower (the "Note") and the issuance of, and participation in, Letters of Credit (as defined in the Credit Agreement) as contemplated therein.

      B. Pursuant to the Credit Agreement, Exploration for good and valuable consideration authorized, executed and delivered a Subsidiary Guaranty dated April 30, 1996 (the "Exploration Subsidiary Guaranty") in favor of the Agent guaranteeing the performance by the Borrower of its obligations under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement).

      C. Pursuant to the Credit Agreement and to secure the obligations of the Borrower thereunder, (i) the Borrower executed and delivered a first preferred mortgage on the U.S. documented semi-submersible drilling unit JACK BATES; and (ii) Exploration executed and delivered first preferred mortgages (together with the first preferred mortgage on the JACK BATES, the "Original Mortgages") on each of (1) the U.S. documented jack-up drilling unit, D.R. STEWART and (2) the U.S. documented offshore drilling unit W.D. KENT (together with the JACK BATES, the "Original Vessels").

      D. To secure their respective obligations under (i) the Credit Agreement and the Note and (ii) the Exploration Subsidiary Guaranty, the Borrower and Exploration have executed and delivered to the Trustee an Indenture of Trust dated as of April 30, 1996 (the "Original Indenture").

      E. By an Amendment dated as of July 9, 1996 to the Credit Agreement (the "Amendment"), it was agreed among other things that the Banks would increase the amount available to the Borrower under the Facility (as defined in the Credit Agreement) to an aggregate amount at any time outstanding of One Hundred Forty Million United States Dollars ($140,000,000), subject to semi-annual reductions as set forth therein.

      F. Pursuant to the Credit Agreement and to secure the obligations of the Borrower thereunder, (i) the Borrower is required to execute and deliver an amendment to first preferred mortgage on the U.S. documented semi-submersible drilling unit JACK BATES; (ii) Exploration is required to execute and deliver amendments to the first preferred mortgages on each of (1) the U.S. documented jack-up drilling unit, D.R. STEWART and (2) the U.S. documented offshore drilling unit W.D. KENT and (iii) HRB is required to execute and deliver a subsidiary guaranty (together with the Exploration Subsidiary Guaranty, the "Subsidiary Guaranties" and a first preferred mortgage (together with the Original Mortgages, the "Mortgages") on the U.S. documented jack-up unit HARVEY H. WARD (together with the Original Vessels, the "Vessels"). As certain of the Banks are not citizens of the United States of America within the meaning of Section 2 of the Shipping Act, 1916, as amended, and are ineligible to be mortgagees of the Vessels, the Banks have requested the Trustee to hold, pursuant to the terms of this Indenture, the Mortgages.

      G. All things have been done which are necessary to constitute this Indenture a valid security agreement and contract for the security of the respective obligations of the Borrower and each of the Subsidiary Guarantors under (i) the Credit Agreement and the Note and (ii) the Subsidiary Guaranties, respectively, in accordance with the terms of the Credit Agreement, the Note, the Subsidiary Guaranties and this Indenture.

                                GRANTING CLAUSE
               NOW, THEREFORE, THIS INDENTURE WITNESSETH, that,

      To secure the payment of the Loans, the Unpaid Drawings (as defined in the Credit Agreement) and interest thereon and all other Obligations (as defined below) and the performance of the covenants therein and herein contained, and in consideration of the premises and of the Banks' making the Facility available to the Borrower, and other good and valuable consideration, the Borrower and the Subsidiary Guarantors by these presents do grant, sell, convey, assign, transfer, pledge, set over and confirm unto the Trustee for the benefit of the Banks, continuing security interests in all of their right, title and interest in and all benefits in, under and to all of the following, but as security only for the payment of the Obligations:

      1. The U.S. documented vessel JACK BATES, as granted by a first preferred mortgage, as amended, on the JACK BATES by the Borrower;

      2.    The U.S. documented  vessel D.R.  STEWART, as granted  by a  first
            preferred   mortgage,  as   amended,  on   the  D.R.   STEWART  by
            Exploration;

      3. The U.S. documented vessel W.D. KENT, as granted by a first preferred mortgage, as amended, on the W.D. KENT by Exploration;

      4. The U.S. documented vessel HARVEY H. WARD, as granted by a first preferred mortgage on the HARVEY H. WARD by HRB; and

      5.    Proceeds of the foregoing.

      The Trustee shall hold the Mortgages as collateral security for the Obligations, subject to the terms of this Indenture.

      AND IT IS HEREBY COVENANTED AND DECLARED that the security interests granted above are to be held and applied by the Trustee, subject to the further covenants, conditions and trusts herein set forth, and the Borrower and the Subsidiary Guarantors do hereby covenant and agree to and with the Trustee, for the benefit of the Banks as follows:


                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.     Definitions.

      (a) For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, in addition to the words and expressions defined in the recitals hereto, the following terms shall have the following meanings:

      "Actual Knowledge" has the meaning specified in Section 4.01(h).

      "Business Day" shall have the meaning ascribed thereto in the Credit Agreement.

      "Collateral" means the mortgages listed in the granting clause of this Indenture and proceeds thereof.

      "Dollars", "dollars" or "$" means lawful and freely transferable currency of the United States.

      "Default Rate" shall have the rate of interest calculated in accordance with Section 1.07(b) of the Credit Agreement.

      "Event  of Default"  has  the meaning  ascribed  thereto in  the  Credit
      Agreement.

      "Instructions" has the meaning set forth in Section 7.01.

      "MARAD" means the United States Department of Transportation, Maritime Administration.

      "Obligations" shall means the obligations of the Borrower and each of the Subsidiary Guarantors with respect to (i) the full and prompt payment when due of (x) the principal of interest on the Loans made under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees (as defined in the Credit Agreement) and interest thereon) of the Borrower to the Secured Creditors (as defined herein), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents; (ii) any and all sums advanced by the Trustee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Borrower or either of the Subsidiary Guarantors referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Trustee of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Trustee of its rights hereunder, together with reasonable attorneys' fees of counsel to the Trustee and court costs; and (iv) all amounts paid by any Indemnitee (as defined in the Mortgages) as to which such Indemnitee has the right to reimbursement. It is acknowledged and agreed that the Obligations shall include extensions of credit of the types described above, whether outstanding on the date of this Indenture or extended from time to time after the date of this Indenture.

      "Officer's Certificate" means (i) when used with respect to the Borrower or either of the Subsidiary Guarantors, a certificate signed by the president, the chief executive officer, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the Borrower or the Subsidiary Guarantors and (ii) when used with respect to the Trustee, a certificate signed by a Responsible Officer of the Trustee.

      "Person" means any individual, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Required  Banks"  has  the  meaning  ascribed  thereto  in  the  Credit
      Agreement.

      "Responsible Officer", when used with respect to the Trustee, means any officer with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject. "Responsible Officer", when used with respect to the Borrower or either of the Subsidiary Guarantors, means the president, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the Borrower or the Subsidiary Guarantors or any other officer or assistant officer of the Borrower or the Subsidiary Guarantors customarily performing functions similar to those performed by any of the above-designated officers.

      "Secured Creditors" shall mean the Trustee, the Banks, the Letter of Credit Issuer and the Agent under and as defined in the Credit Agreement.

      "Security Documents" shall have the meaning ascribed thereto in the Credit Agreement.

      "Supplemental Indenture" means any indenture supplemental to this Indenture entered into pursuant to Article 6.

      "United States" means the United States of America.

      "Unpaid  Drawings"  has  the  meaning  ascribed  thereto  in the  Credit
      Agreement.

      (b) For purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise, requires, all references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture, and the terms "hereof, "herein", hereby" hereafter" and "herewith" refer to this Indenture.

      (c) The terms defined in this Article include the plural as well as the singular.

      (d) All other terms used in this Indenture and not defined in this Indenture which are defined by reference herein to the Credit Agreement or other instruments, have the meanings assigned to them in the Credit Agreement or such other instruments.

      (e) All agreements referred to in this Article I and in the Recitals of this Indenture mean such agreements as originally executed or, if duly amended or supplemented, as so amended or supplemented.

Section 1.02.     Notices.

      (a) All notices or other communications required or permitted to be made hereunder to the Borrower, the Subsidiary Guarantors, the Trustee, the Agent or the Banks shall be sufficiently given if in writing and made or delivered by hand or by certified or registered mail, postage prepaid, by telex or telecopy, addressed to the particular parties as provided below, or to such other addresses as such parties may hereafter specify by a written notice to such other parties (and with respect to any notice or communication to the Trustee, with a copy to the Agent):

Borrower/Subsidiary     READING & BATES CORPORATION
Guarantors:             901 Threadneedle, Suite 200
                        Houston, TX  77079

                        Telefax: (713) 496-0285
                        Attention: Chief Financial Officer


Trustee:                WILMINGTON TRUST COMPANY
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, DE 19890-0001
                        Telefax: (302) 651-8882
                        Attention:  Corporate Trust Division

                        With a copy to:

                        Jennifer L. Janss, Esq.
                        Richards, Layton & Finger
                        P.O. Box 551
                        Wilmington, DE 19899


Notices to the Agent shall be addressed to:

                        CHRISTIANIA BANK OG KREDITKASSE,
                        New York Branch
                        11 West 42nd Street, 7th Floor
                        New York, NY 10036
                        Telefax: (212) 827-4888
                        Attention: Loan Administration

Notices to the Banks shall be addressed as provided in Annex II to the Credit Agreement.

Section 1.03.     Waiver of Notice.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.


Section 1.04.     Effect of Headings; Table of Contents.

      The table of contents, the titles of the Articles and the headings of the Sections and paragraphs are not a part of this Indenture and shall not be deemed to affect the meaning or construction of any of its provisions.

Section 1.05.     Severability Clause; Further Assurances.

      In case any provision of this Indenture or any other Security Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Indenture or any other Security Document shall not in any way be affected or impaired thereby. In case this Indenture or any other Security Document, or any provision hereof or thereof, shall be deemed invalid, illegal or unenforceable, in whole or in part, by reason of any present or future law or any decision of any court having jurisdiction, or if the documents at any time held by the Trustee shall be deemed by the Trustee in the reasonable exercise of its duties to be insufficient for any reason to implement the rights and powers granted to the Trustee herein or any other Security Document, then, from time to time on demand of the Trustee, the Borrower and the Subsidiary Guarantors will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such other and further assurances and documents as in the opinion of the Trustee may reasonably be required to create or confirm the security interests purported to be created by the Granting Clause hereof or to perfect the security interest of the Trustee therein, or otherwise to obtain or maintain the full benefits of this Indenture and the Mortgages.

Section 1.06.     Governing Law; Jurisdiction.

      This Indenture shall be deemed to be a contract made under the substantive laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State, without reference to principles of conflicts of law. This Indenture may be enforced in the federal or state courts in the State of New York or any other court having jurisdiction. The Borrower and each of the Subsidiary Guarantors hereby irrevocably submits itself to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in the City and County of New York for such purpose. In addition thereto, the Borrower and each of the Subsidiary Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in any such court or any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

Section 1.07.     Appointment of Process Agent.

      The Borrower and each of the Subsidiary Guarantors hereby appoints Prentice Hall Corporation, 500 Central Avenue, Albany, New York 12206-2290 as its agent to accept service of process in any proceeding on its behalf in the State of New York and acknowledges that the purpose of this provision is to provide that service upon such firm at its offices in Albany, New York shall have the same effect as if each of the Borrower and each of the Subsidiary Guarantors had been personally served in the State of New York.

Section 1.08.     Counterparts.

      This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 1.09.     Survival.

      All representations, warranties, covenants and agreements herein contained or made in writing in connection with any Security Documents shall survive the execution of this Indenture and shall continue in full force and effect until the Indebtedness secured hereby or thereby shall have been paid in full, and the same shall bind and inure to the benefit of the respective successors and assigns of the Borrower, the Subsidiary Guarantors and the Trustee.

Section 1.10.     No Transfer in Violation of Shipping Act.

      Notwithstanding any other provision herein to the contrary, except to the extent permitted by law, no sale, transfer or other disposition of any of the Vessels, or any interest therein, may be made to any person not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the approval of the Secretary of Transportation of the United States or pursuant to an exemption therefrom.

Section 1.11.     Monies  of   Trustee  Received  by  the   Borrower  and  the
Subsidiary Guarantors.

      Any monies which may from time to time be received by the Borrower or either of the Subsidiary Guarantors which should have been paid to the Trustee hereunder shall be so received in trust for the Trustee, shall not be commingled with other funds of the Borrower or either of the Subsidiary Guarantors, as the case may be, and shall promptly be remitted to the Trustee.

Section 1.12.     Binding Effect.

      All the covenants, promises, stipulations and agreements of each of the Borrower and each of the Subsidiary Guarantors in this Indenture shall bind each of the Borrower and each of the Subsidiary Guarantors and their respective successors and assigns, and shall inure to the benefit of the Trustee and its successors and assigns, whether so expressed or not. This Indenture is for the sole benefit of the Borrower, the Subsidiary Guarantors, the Trustee and the Banks and their respective successors and assigns, and no other party shall have any right hereunder.



                                   ARTICLE 2
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01. Each of the Borrower and each of the Subsidiary Guarantors represents and warrants to the Trustee as of the date hereof and covenants with the Trustee that:

      (a) Organization and Existence. Each of the Borrower and each of the Subsidiary Guarantors was duly organized and is now validly existing as a corporation under the laws of the State of Oklahoma with power and authority to conduct its business as the same is presently being conducted. Each of the Borrower and each of the Subsidiary Guarantors shall maintain such existence so long as this Indenture remains in effect.

      (b) Power and Authority. Each of the Borrower and each of the Subsidiary Guarantors had and has legal power and authority to enter into and carry out the terms of this Indenture.

      (c) Due Authorization, Execution and Enforceability. This Indenture has been duly authorized by all necessary corporate action on the part of each of the Borrower and each of the Subsidiary Guarantors, has been duly executed and delivered by each of the Borrower and each of the Subsidiary Guarantors and constitutes, in accordance with its terms, the legal, valid and binding agreements enforceable against each of the Borrower and each of the Subsidiary Guarantors, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect and general equitable principles.

      (d) No Violations. The consummation of the transactions contemplated by, and compliance by each of the Borrower and each of the Subsidiary Guarantors with all the terms and provisions of, this Indenture do not and will not violate any provisions of the Certificate of Incorporation or Bylaws of either of the Borrower or either of the Subsidiary Guarantors, and will not result in a breach of the terms and provisions of, or constitute a default under, any agreement or undertaking by the Borrower or the Subsidiary Guarantors, or by which either of them or any of their respective properties is bound, or any order of any court or administrative agency entered in any proceedings to which the Borrower or either of the Subsidiary Guarantors is or has been a party or violate any applicable statute, rule or regulation.

      (e)   Liens and Security Interests.

            (1) The security interest granted by this Indenture constitutes, a valid perfected assignment of and security interest in the properties assigned hereby having a priority over any other security interests in such property.

            (2) Except pursuant to this Indenture (or as permitted by this Indenture) or the Mortgages (or as permitted by the Mortgages), neither Borrower nor either of the Subsidiary Guarantors has assigned, pledged or otherwise granted a security interest in or lien on, and shall not assign, pledge or otherwise grant a security interest in or lien on, the whole or any part of, the Vessels or any rights assigned by this Indenture or the Mortgages.

      (f) Notices of Defaults. Upon the occurrence of any Event of Default, the Borrower and the Subsidiary Guarantors shall promptly notify the Trustee, the Agent and the Banks by telecopy, confirmed by letter, unless such Event of Default shall have been cured.


Section 2.02.  The Trustee represents and warrants that:

      (a) Organization Existence. The Trustee was duly organized and is now validly existing as a banking corporation under laws of the State of Delaware.

      (b)   Power  and Authority.   The  Trustee had  and has legal  power and
authority to enter into and carry out the terms of this Indenture.

      (c) Due Authorization, Execution and Enforceability. This Indenture has been duly authorized by all necessary corporate action on the part of the Trustee, has been duly executed and delivered by the Trustee and, assuming this Indenture constitutes the legal, valid and binding obligation of the other parties hereto, enforceable against such parties in accordance with its terms, constitutes, in accordance with its terms, the legal, valid and binding agreement of the Trustee enforceable against the Trustee, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect and general equitable principles.

      (d) No Violations. The consummation of the transactions contemplated by, and compliance by the Trustee with all of the terms and provisions of, this Indenture do not and will not violate any provisions of the Articles of Incorporation or By-Laws of the Trustee and will not result in a breach of the terms and provisions of, or constitute a default under, any agreement or undertaking of the Trustee or by which it or any of its property is bound, or any order of any court or administrative agency entered in any proceedings to which the Trustee is or has been a party or violate any applicable statute, rule or regulation.


                                   ARTICLE 3
                       REMEDIES UPON AN EVENT OF DEFAULT

Section 3.01.     Remedies.

      If an Event of Default shall have occurred and be continuing, the Trustee shall be entitled to, and shall upon receipt of written Instructions of the Agent, without further notice or demand, enforce and exercise all or any of its rights and powers as a mortgagee under the respective Mortgages at law, in equity or in admiralty.

Section 3.02.     Suits for Enforcement by Trustee.

      Subject to the provisions of Section 3.08, if an Event of Default shall occur and be continuing and the Trustee has Actual Knowledge thereof, the Trustee may in its discretion proceed to protect its rights and the rights of the Banks by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect any such rights, or to protect any other proper right, power or remedy then available to the Trustee under the Mortgages, provided that the Trustee shall immediately thereafter notify the Agent and the Banks by telecopier of any action taken or proposed to be taken hereunder and shall thereafter act only in accordance with the written Instructions of the Agent or the Required Banks or either thereof.

Section 3.03.     Enforcement of Claims by Trustee.

      All rights of action and claims under this Indenture may be prosecuted and enforced by the Trustee in a proceeding brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel, be for the benefit of the Banks.

Section 3.04.     Application of Monies Collected After Default.

      Any monies collected by the Trustee pursuant to any enforcement of any of its rights hereunder or under any other Credit Document on account of the occurrence of an Event of Default shall be applied as follows:

      (i) to the payment or reimbursement of all amounts owing to the Trustee of the type described in clauses (ii) and (iii) of the definition of Obligations;

      (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Agent for distribution to the Secured Creditors, with each Secured Creditor receiving an amount equal to such Obligations held by it or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

      (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Indenture pursuant to Article 5, any surplus then remaining shall be paid to the Borrower or either of the Subsidiary Guarantors, subject, however, to the rights of the holder of any then existing lien of which the Trustee has actual notice (without investigation).

      For purposes of this Indenture "Pro Rata Share" shall mean, when calculating a Secured Creditors portion of any distribution or amount in respect of any Obligations, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Obligations owning to or held by such Secured Creditor and the denominator of which is the then outstanding amount of all such Obligations. For purposes of determining the amount payable to each Secured Creditor, the Trustee shall be entitled to request each Secured Creditor to furnish it with written notice of the amount of Obligations then owed to it and shall be entitled to reply upon the amounts stated therein in making such distribution.

Section 3.05.     Rights and Remedies Cumulative.

      No right or remedy herein conferred upon or reserved to the Trustee, the Agent or any of the Banks is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, or under the other Security Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of another right or remedy hereunder or otherwise.



Section 3.06.     Delay or Omission Not Waiver.

      No delay or omission of the Trustee, the Agent or of any of the Banks to exercise any right or remedy accruing upon any Event of Default nor any course of dealings among the Trustee, the Agent, the Banks and the Borrower or either of Subsidiary Guarantors shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by the Trustee, the Agent or any of the Banks of any security or any payment of any part of the Facility maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. To the extent permitted by law, every right or remedy given by this Indenture or any other Security Document or by law to the Trustee, the Agent or any of the Banks may be exercised from time to time, and as often and in such order as may be deemed expedient, by the Trustee, the Agent or the Banks, as the case may be.

Section 3.07.     Discontinuance of Enforcement Proceedings.

      In case the Trustee shall have proceeded to enforce any right, power or remedy under this Indenture or under any Mortgage and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to the Trustee, then, and in every such case, the Borrower, the Subsidiary Guarantors and the Trustee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Indenture or either Mortgage, as the case may be, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

Section 3.08.     Control by the Required Banks.

      Subject to (i) the provisions of Section 3.09 and (ii) the requirements of Sections 9 and 37 of the Shipping Act, 1916, as amended, the Agent or the Required Banks shall have the right by written Instructions to the Trustee, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under this Indenture or any Mortgage or exercising any trust or power conferred on the Trustee herein or therein, and upon receipt of such written Instructions, the Trustee, subject to the provisions of Article 4, shall take the actions specified in such written Instructions, provided that such written instructions shall not be in conflict with any rule of law or with this or expose the Indenture Trustee to personal liability.

Section 3.09.     Undertaking for Costs.

      The parties to this Indenture agree, and the Banks by making the Facility available shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, or to any suit instituted by the Banks, unless otherwise required by law.


Section 3.10.     Waiver of Demand, etc.

      The Borrower and each of the Subsidiary Guarantors hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for under this Indenture, the other Security Documents, the Subsidiary Guaranties or the Credit Agreement at any time in connection herewith and therewith.

                                   ARTICLE 4
                                  THE TRUSTEE

Section 4.01.     Certain Duties and Liabilities.

      (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

      (b)   Without limiting the  provisions of paragraph (a)  of this Section
4.01 or the provisions of Section 3.08, in any case where the terms of this Indenture or any Mortgage vest in the Trustee non-mandatory, discretionary authority to take any action or give any consent or approval upon the request of the Borrower, either of the Subsidiary Guarantors, the Agent or any of the Banks or otherwise, the Trustee shall be required, first to give notice of such proposed action, approval or consent to the Agent, and upon receipt of written Instructions of the Agent, the Trustee shall act with respect to such action, approval or consent only in accordance with such written Instructions.

      (c) In case an Event of Default shall have occurred and be continuing, the Trustee shall (except as otherwise provided in Section 3.08) exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own gross negligence or its own willful misconduct or that of its employees, agents, officers and attorneys.

      (e) Save for the provisions of paragraph (d) hereof, the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with Instructions of the Agent or the Required Banks relating to the exercise of any trust, right, remedy or power conferred upon the Trustee under this Indenture or any Mortgage, or exercisable by it hereunder or thereunder.

      (f) None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or by special agreement of the Agent or the Required Banks.

      (g) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      (h) The Trustee shall not be deemed to have knowledge ("Actual Knowledge") of the existence of an Event of Default unless the Trustee shall have received telecopied or other written notice of such Event of Default from the Agent or Required Banks, or a Responsible Officer in the Corporate Trust Office of the Trustee shall have actual knowledge of such Event of Default.

      (i) The Trustee shall promptly, upon receiving Actual Knowledge of an Event of Default, inform the Agent and the Banks by telex or telecopy of such Event of Default.

      (j) None of the provisions of this Indenture shall require the Trustee to review or hold policies of insurance or to make any claims or take any other action with respect to such insurance unless specifically instructed to do so by the Agent.

      (k) The Trustee agrees that it will in its individual capacity and at its own cost and expense promptly take such action as may be necessary duly to discharge and satisfy in full all liens on the Mortgages and other collateral security held by the Trustee attributable to it in its individual capacity.

Section 4.02.     Certain Rights of Trustee.

      Except as otherwise provided in Section 4.01:

      (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any written statement, instrument, notice, request, instruction, direction or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) The Trustee may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in reliance thereon and in compliance therewith, absent bad faith, negligence or willful misconduct on the part of the Trustee;

      (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Agent or the Required Banks pursuant to this Indenture, unless the Agent or the Required Banks shall have offered to the Trustee reasonable security or indemnity against the costs and expenses which might be incurred by it in compliance with such request or direction;

      (d) The Trustee shall not be bound to make any investigation into the facts or matters stated in any statement, instrument, notice, request, direction or other paper or document referred to in paragraph (a) of this Section;

      (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for the negligence of any attorney or agent appointed by the Indenture Trustee with due care; and

      (f) Should the Trustee receive written Instructions from the Agent or the Required Banks which the Trustee, in its sole opinion, believes to be conflicting Instructions, the Trustee shall have no duty to act thereon, but if indemnified to its satisfaction for any costs, expenses or liabilities it may incur, it shall seek instructions concerning its responsibilities under this Indenture with respect to such conflicting Instructions from any court of competent jurisdiction.

Section 4.03.     Not Responsible for Recitals.

      The recitals contained herein shall be taken as the statements of each of the Borrower and the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or any Mortgage.

Section 4.04.     Money Held in Trust.

      Any money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Borrower and the Subsidiary Guarantors. Any payments made by the Trustee under this Indenture shall be made only from monies held by it in trust hereunder.

Section 4.05.     Compensation, Reimbursement and Indemnification.

      The Borrower and the Subsidiary Guarantors jointly and severally agree, subject to the provisions of Article 5:

      (a) To pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited to any provision of law in regard to the compensation of a trustee of an express trust);

      (b)   To  reimburse the  Trustee  upon its  request  for all  reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including, without limitation, reasonable compensation and expenses and disbursements of its agents and counsel and expenses incurred in enforcing its rights or remedies under any Security Document), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct;

      (c) To indemnify the Trustee, its directors, officers, employees and agents for, and to hold it and them harmless against, any and all claims, losses, liabilities or expenses of any kind (including attorneys' fees) incurred without gross negligence or willful misconduct on its or their part and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself or themselves against any claim of liability in the premises; and

      (d) That to secure the obligations of the Borrower and the Subsidiary Guarantors under this Section 4.05, the Trustee shall have a lien prior to the rights of the Banks on all money or property held or collected by the Trustee pursuant to this Indenture.

Section 4.06.     Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a bank or trust company which (i) is organized as a corporation or banking association, and is doing business under the laws of the United States or any State thereof, (ii) is authorized under such laws to exercise corporate trust powers, (iii) is a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, (iv) is subject to supervision or examination by federal or state authority, (v) has a combined capital and surplus (as set forth in its most recent published report of condition) of at least $50,000,000 and (vi) is a trustee approved by the Secretary of Transportation pursuant to Section 9 and, if applicable, Section 37 of the Shipping Act, 1916, as amended, and Chapter 313 of Title 46 of the United States Code. The Trustee hereby represents and warrants that on the date hereof it complies with the requirements of the foregoing sentence. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 4.07. Disqualification, Removal or Resignation of the Trustee; Successor Trustees.

      (a) If the Trustee ceases at any time to be a Trustee approved by MARAD, it promptly will so notify the Agent and resign hereunder and cooperate in all reasonable respects in the appointment of its successor, but shall have no other liability hereunder for loss of its status as an approved trustee. The Agent shall immediately appoint a qualified successor trustee or shall take the actions provided for below in the event a qualified successor trustee cannot be found by it. In addition, the Agent may in its discretion remove the Trustee at any time, without cause, by causing a written notice of such removal to be delivered to the Trustee, the Borrower, the Subsidiary Guarantors and the Banks which notice shall state the effective date and the name of the qualified successor trustee selected by the Agent. No removal shall be effective unless a qualified successor trustee is available and willing to act for the Banks or unless the actions provided for below in the event a qualified successor trustee is not available to the Agent have been initiated. In the event of discharge or removal, the Trustee shall execute all documents and take such other actions as necessary or desirable to the Agent or the Required Banks to transfer the Trustee's function of trustee to the successor trustee. The compensation of the Trustee shall cease as of the effective date of discharge or removal, except those rights of indemnification which shall survive its removal. Upon discharge or removal, the Trustee shall, within thirty days, furnish the Agent, the Banks, the successor trustee and the Borrower and the Subsidiary Guarantors a complete accounting of the trust estate, its compensation, costs and expenses as of the date of discharge or removal. Such amount shall be promptly paid by the Borrower and the Subsidiary Guarantors.

      (b) (i) The Trustee or any successor thereto may resign at any time without cause by giving at least ninety days prior written notice to the Agent, the Banks and to the Borrower and the Subsidiary Guarantors, such resignation to be effective on the date specified in such notice. The Agent shall, prior to the date specified in such notice, appoint a successor trustee meeting the requirements of Section 4.06. If the Agent shall not have appointed such a qualified successor trustee within sixty days after such notice, the Trustee may apply to any court of competent jurisdiction to appoint a qualified successor trustee to act until such time, if any, as a successor shall have been appointed by the Agent as herein provided. Any qualified successor trustee so appointed by such court shall immediately and without further act be superseded by any qualified successor trustee appointed by the Agent. Any banking institution or trust company becoming a successor trustee hereunder shall be deemed the Trustee for all purposes hereof, and each reference herein to the Trustee shall thereafter be deemed a reference to such banking institution or trust company.

            (ii) Any successor trustee, whether appointed by a court or by the Agent as provided in subparagraph (b) (i), shall execute and deliver to the predecessor trustee an instrument accepting such appointment, and thereupon such successor trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor trustee in the trust hereunder with like effect as if originally named as the Trustee herein; and such predecessor trustee shall execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor trustee, and such predecessor trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or monies or other things of value then held by such predecessor trustee upon the trusts herein expressed.

            (iii) Any successor trustee, however appointed, shall be a trustee approved by MARAD in accordance with the provisions of Chapter 313 of Title 46 of the United States Code.

            (iv) Any bank into which the Trustee may be merged or converted or with which it may be consolidated, or any bank resulting from any merger, conversion on consolidation to which the Trustee shall be a party, or any bank to which substantially all the business of the Indenture Trustee may be transferred, shall, subject to the terms of this Section 4.07(b), be the Trustee under this Indenture without any further act, provided the successor bank remains qualified.

            (v) Within sixty days of the effective date of its resignation, the Trustee shall provide the Agent a statement and accounting as though it had been removed in accordance with Section 4.07(a) hereof.

      (c) A successor trustee shall be appointed by an instrument in writing which shall state the effective date on which said successor trustee shall become the Trustee hereunder and the holder of this instrument and the trust estate, which document shall contain the executed acknowledgement of acceptance by the successor trustee of the trust, the trust estate and the duties of the Trustee as herein provided.

      The Trustee or any predecessor trustee shall duly assign, transfer, deliver and pay over to any successor trustee any property and monies or things of value subject to the trust hereunder and held by the Trustee or any predecessor trustee, as the case may be. Should any act or further instrument from the Trustee, any predecessor trustee, or the Banks be required by any successor trustee for more fully and certainly vesting in and confirming to such successor trustee such estates, properties, rights, remedies and trusts, then on request by such successor trustee any and all such acts and instruments shall be done, made, executed, acknowledged and delivered by the Indenture Trustee, any predecessor trustee, or the Banks, as the case may be.

      (d) Should for any reason the Agent be unable to locate a qualified successor trustee, then prior to ceasing to act as trustee or becoming disqualified to do so the Trustee shall cooperate with the Agent and the Banks in the following:

            (i)   First,   petition  MARAD   for   approval  of   a  presently
unqualified bank or trust company satisfactory to the Agent or the Required Banks and willing to act as trustee;

            (ii) If MARAD approval cannot be obtained for such available unqualified trustee then the Agent or the Required Banks and the Trustee shall petition the United States District Court for the Southern District of New York for instructions to the Trustee in order that the trust estate may be preserved and to prevent the Agent, the Banks or the Trustee from falling in violation of law. To the extent that such may be required or necessary, the parties hereto agree that said Court has jurisdiction for this purpose; however, if, in the interest of justice, the said Court determines to transfer the matter to any other United States court, the parties hereby agree to the jurisdiction of such transferee court. Any such petition shall be served upon the parties hereto and MARAD, with a copy mailed to the chief counsel of MARAD and the Borrower and the Subsidiary Guarantors. The Trustee and any successor trustee hereby agree to abide by the instructions of the court issuing same and to all acts, execute such documents and instructions as may be required in connection therewith and all other instruments and documents necessary to preserve the trust estate for the benefit of the Banks, as beneficiaries, under the terms hereof as well as preserving the adequacy and enforceability of any interest held in the trust estate.

Section 4.08.     Co-trustees and Separate Trustees.

      At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any security may at the time be located, the Borrower, the Subsidiary Guarantors and the Trustee shall have power to appoint, and upon the written request of the Trustee, the Agent or of the Required Banks, the Borrower and the Subsidiary Guarantors shall for such purpose join with the Trustee in execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, and, if deemed necessary by the appointing party, as secured party with respect to all or any part of the security, or to act as separate trustee and, if deemed necessary as aforesaid, as secured party with respect to any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Borrower and the Subsidiary Guarantors do not join in such appointment within fifteen days after the receipt by them of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee acting alone shall have power to make such appointment.

      Any person appointed as co-trustee or separate trustee hereunder shall satisfy the qualifications prescribed in clauses (i), (iii), (iv) and (vi) of
Section 4.06.

      Should any written instrument from the Borrower and the Subsidiary Guarantors be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Borrower and the Subsidiary Guarantors.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

      (a) All rights, powers, duties and obligations hereunder in respect of the custody of the Security Documents held by the Trustee hereunder, shall be exercised solely by the Trustee.

      (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate Trustee, except to the extent that under any law or any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

      (c) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Borrower and the Subsidiary Guarantors evidenced by separate resolutions of the board of directors of each of the Borrower and the Subsidiary Guarantors, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default shall have occurred and be continuing, the Trustee may act alone in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

      (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder.

      (e) Any notice of instruction delivered to the Trustee by the Agent or the Required Banks shall be deemed to have been delivered to each such co-trustee and separate trustee.

                                  ARTICLE 5
                          SATISFACTION AND DISCHARGE

Section 5.01.     General.

      If the Borrower and the Subsidiary Guarantors shall pay or cause to be paid all of the Obligations, then this Indenture and the liens, estate and rights and interest hereby and thereby created shall cease, determine and become null and void, and the Trustee, upon written request of the Borrower and the Subsidiary Guarantors, accompanied by an opinion of counsel acceptable to the Trustee, and at the cost and expense of the Borrower and the Subsidiary Guarantors, shall forthwith cause satisfaction and discharge of this Indenture and shall execute and deliver to the Borrower and the Subsidiary Guarantors such instruments as may be necessary, duly acknowledging the satisfaction and discharge of this Indenture and forthwith the estate, right, title and interest of the Trustee in and to any property held by it under this Indenture or under any Mortgage shall thereupon cease, determine and become null and void, and the Trustee shall transfer the same to the Borrower and the Subsidiary Guarantors.


Section 5.02.     Survival of Certain Obligations.

      Notwithstanding the satisfaction and discharge of this Indenture, (a) the liabilities and obligations of the Borrower and the Subsidiary Guarantors to the Trustee under Section 4.05 shall survive, and (b) if the Borrower's or either of the Subsidiary Guarantor's trustee in bankruptcy or any Person under any applicable bankruptcy law shall recover all or part of the Obligations payable hereunder from the Trustee or from any of the Banks, this Indenture and all other Security Documents shall be deemed not to have been satisfied and discharged but shall continue to be in full force and effect to the extent of the amount so recovered.

                                   ARTICLE 6
                            SUPPLEMENTAL INDENTURES

Section 6.01.     Waivers and Supplemental Indentures with Consent of Banks.

      This Indenture may not be waived, modified, amended or supplemented without the prior written consent of the Agent or the Required Banks.

Section 6.02.     Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by any indenture supplemental hereto or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 4.01 and 6.01) shall be fully protected in relying upon, an opinion of counsel of the Borrower and the Subsidiary Guarantors stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 6.03.     Effect of Supplemental Indentures.

      Upon the execution of any indenture supplemental hereto, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes.

                                  ARTICLE 7
                  INSTRUCTIONS OF THE AGENT OR REQUIRED BANKS

Section 7.01.     Instructions of the Agent or Required Banks.

      (a) Any request, demand, authorization, direction, notice, consent, waiver of or other action required or permitted by this Indenture to be given by the Agent or the Required Banks (sometimes referred to herein as "Instructions") shall be given in accordance with Section 1.02. The Trustee, the Borrower and the Subsidiary Guarantors shall be entitled to assume that any Instructions so given have been duly authorized. No instructions shall be given which are in violation of this Indenture (or the Credit Agreement, the Subsidiary Guaranties or any of the Security Documents, as defined in the Credit Agreement) or in violation of any applicable laws.

      (b) Unless and until the Trustee shall have received conflicting Instructions from the Agent or the Required Banks, any request, demand, authorization, direction, notice, consent, waiver or other action by the Agent or the Required Banks shall bind the other Banks in respect of anything done or suffered to be done by the Indenture Trustee, the Borrower or the Subsidiary Guarantors in reliance thereon.

                                   ARTICLE 8
                            LIMITATION OF LIABILITY

Section 8.01.     Limitation of Liability of Wilmington Trust Company.

      It is expressly understood and agreed by the parties hereto that this Indenture is executed and delivered by Wilmington Trust Company not individually  but solely  as  Indenture Trustee  and,  except as  provided  in
Section 4.01, nothing contained herein shall be construed as creating any liability on Wilmington Trust Company individually, including any covenant either express or implied herein, all such liability, if any, being expressly waived by all parties hereto.


      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on the day and year first above written.


                              READING & BATES DRILLING CO.


                              By:  ______________________________
                                    Title:

                              READING & BATES EXPLORATION CO.


                              By:  ________________________________
                                    Title:


                              HRB RIG CORPORATION


                              By:  _________________________________
                                    Title:


                              WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee


                               By:  ______________________________
                                    Title:




                                ACKNOWLEDGEMENT



STATE OF NEW YORK       )
                        ) S.S.
COUNTY OF NEW YORK      )



On this 9th day of July, 1996 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is __________________ for READING & BATES
DRILLING CO., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of READING & BATES DRILLING CO.


                          __________________________
                                 Notary Public




                                ACKNOWLEDGEMENT



STATE OF NEW YORK       )
                        ) S.S.
COUNTY OF NEW YORK      )



On this 9th day of July, 1996 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is __________________ for READING & BATES
EXPLORATION CO., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of READING & BATES EXPLORATION CO.


                          __________________________
                                 Notary Public


                                ACKNOWLEDGEMENT



STATE OF NEW YORK       )
                        ) S.S.
COUNTY OF NEW YORK      )



On this 9th day of July, 1996 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is __________________ for HRB RIG
CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of HRB RIG CORPORATION.


                          __________________________
                                 Notary Public


                                ACKNOWLEDGEMENT



STATE OF DELAWARE       )
                        ) S.S.
COUNTY OF NEW CASTLE    )



On this 9th day of July, 1996 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is __________________ for WILMINGTON
TRUST COMPANY, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of WILMINGTON TRUST COMPANY.


                          __________________________
                                 Notary Public